Exhibit 10.35

変更契約書

AMENDMENT

本変更契約書（以下「本変更契約」という）は、２０１６年３月３１日（以下「効力発生日」という）付で、日本愛知県蒲郡市拾石町前浜３４番地１４に本店を有する日本法人株式会社ニデック（以下「ニデック」という）と、米国９１０１６カリフォルニア州モンロビアウォーカー通り１９１１に本店を有するデラウェア州法人スターサージカルカンパニー（以下「スター」という）との間で、それぞれが自己及び自己の子会社を代理して、締結される（以下、各々を「当事者」といい、双方を「両当事者」いう）。

ニデック及びスターは、原契約（以下第７条２項に定義される）に関して、次の通り変更することに同意する。

This AMENDMENT (“Amendment”) is made and entered into as of March 31, 2016 (“Effective Date”) between NIDEK CO., LTD. (“NIDEK”), a Japanese corporation, having its principal place of business at 34-14 Maehama, Hiroishi-cho, Gamagori, Aichi 443-0038, Japan, and STAAR Surgical Company (“STAAR”), a Delaware corporation, having its principal place of business at 1911 Walker Avenue, Monrovia, California 91016 U.S.A., on behalf of itself and its subsidiaries (each a “Party” and collectively the “Parties”).

NIDEK and STAAR agree to amend the Original Agreements (as defined below in Section 2 of Article 7) as follows:

第１条（インジェクター使用期限の延長）

１．スターは、２０１６年１２月末までに、インジェクターの使用期限（インジェクターのスターからニデックへの引渡後、ニデックが最終製品を製造するために当該インジェクターを使用することのできる期限をいう）を延長するため、使用期限に関する再評価を行うものとする。実際に延長される期間は、スターが行う再評価の結果に基づいて決定する。

Article 1 (Extension of usable period of Injectors)

1. On or before the end of December 2016, STAAR shall reevaluate the usable period of Injectors (meaning the period during which NIDEK may use Injectors for the production of Finished Product after Injectors are delivered by STAAR to NIDEK) so that the usable period of Injectors will be extended. The period of extension will be determined based on the results of such reevaluation.

第２条（契約期間の延長）

１．ニデック及びスターは、原契約の有効期間を、２０１９年１２月３１日まで延長することに合意する。その後、原契約（その時々に変更される場合もある）の有効期間は、１年毎に、自動的に延長されるものとする。

２．原契約の条件に基づいて原契約に定める事由により解約される場合を除き、いずれの当事者も、目的物の供給を終了することを決定した場合、または原契約（その時々に変更される場合もある）を解約することを決定した場合、３年前までに、相手方に対し、書面による通知を行うものとする。第２条第２項における疑義を避けるために明記すると、本変更契約締結後、１年毎の延長期間の満了は、または、原契約に定める、期間満了１年前までの契約を更新しない旨の書面通知は、それだけでは原契約の解約の事由とはならず、原契約は、前記の３年前までの書面通知の期間経過をもって、解約できるものとする。

Article 2 (Extension of Term)

1. NIDEK and STAAR agree to extend the term of the Original Agreements to December 31, 2019; thereafter, the term of the Original Agreements, as amended from time to time, will be automatically extended for subsequent one (1) year periods.

2. Unless the Original Agreements are terminated earlier for the causes stipulated in the Original Agreements, pursuant to the agreement's terms and conditions, either Party must give the other Party written notice at least three years prior if it decides to discontinue supplying the Objects for the other Party, or it decides to terminate the Original Agreements, as amended from time to time. For the avoidance of doubt in this Section 2 of Article 2, after the execution of this Amendment, expiration of a one (1) year extension period, or one (1) year prior written notice of non-renewal stipulated in the Original Agreements, does not constitute termination for cause of the Original Agreements, and the Original Agreements may be terminated by expiration of the period of the said three years prior written notice.

第３条（目的物の販売）

１．ニデック及びスターは、いかなる国または地域においても、いかなる第三者に対しても、目的物を自由に販売できることを確認する。

Article 3 (Sales of Objects)

1. NIDEK and STAAR agree that either Party may freely sell the Objects to any third parties in any countries or regions.

第４条（秘密保持）

１．ニデック及びスターは、第三者に対し、本変更契約に関する内容を秘密とし、第三者に対し開示しないものとする。本変更契約または原契約の内容の開示を法的に要求された場合、当該当事者は、本変更契約または原契約の内容のうち、法的に必要かつ開示せざるを得ない情報のみ開示するものとし、当該当事者は、直ちに、相手方に対し、事前に、書面により通知するものとする。

Article 4 (Confidentiality)

1. NIDEK and STAAR shall keep the terms of this Amendment confidential and shall not disclose such terms to any third parties. If disclosure of any of the terms of this Amendment or the Original Agreements is lawfully required, the party shall supply only the portion of the terms of this Amendment or the Original Agreements which is legally necessary and compelled to be disclosed, and the party shall provide the other party with prompt prior written notice of such disclosure.

第５条（契約上の義務）

１．本変更契約に別途定めがあるものを除き、ニデックは、スターに対し、原契約に基づくニデックの義務及び条件に対して責任を負い、スターは、ニデックに対し、原契約に基づくスターの義務及び条件に対して責任を負うことを、相互に確認する。

Article 5 (Contractual Obligations)

1. Unless otherwise provided in this Amendment, the Parties agree and confirm that NIDEK shall be liable to STAAR for the contractual obligations and terms of NIDEK under the Original Agreements and that STAAR shall be liable to NIDEK for the contractual obligations and terms of STAAR under the Original Agreements.

第６条（準拠法・裁判管轄）

１．本変更契約は、日本法に準拠する。本変更契約に関連して紛争が生じたときは、東京地方裁判所をもって専属的合意管轄裁判所とする。

Article 6 (Governing Law, Jurisdiction)

1. This Amendment shall be governed by the laws of Japan. The Parties agree to submit to the exclusive jurisdiction of the Tokyo District Court of Japan with respect to any matter arising out of or relating to this Amendment.

第７条（その他）

１．本変更契約で別途定義しているものを除き、本変更契約における用語の定義は、原契約と同一とする。

２．本変更契約において「原契約」とは、現在両当事者間において有効である契約を合わせていう。次に掲げる契約は、原契約に含むものとする。

（１）２００５年５月２３日締結のインジェクター製品の売買取引基本契約書

（２）２００５年５月２３日締結の未滅菌眼内レンズ製品の売買取引基本契約書

（３）２００９年１月２８日締結の売買基本取引契約に係わる覚書

（４）２００９年１月２８日締結の第二世代アクリル・プリセット基本契約書

（５）２００９年１月２８日締結のアクリル・プリセット供給保証契約書

（６）２０１１年５月　１日締結のインジェクター売買取引覚書

（７）２０１１年５月　１日締結の未滅菌眼内レンズ売買取引覚書

（８）２０１２年８月２４日締結のアクリル・プリセット基本契約書に関する追加・変更契約書

（９）２０１４年４月１１日締結の債権譲渡および債務引受に関する契約書

（１０）２０１４年４月１１日締結の変更契約書

３．本変更契約により明示的に記述されるものを除き、原契約の権利、条件及び規定に、一切の変更は無いものとし、原契約の全ての権利、条件及び規定は、有効に存続するものとする。

Article 7 (Others)

1. Unless otherwise defined in this Amendment, the definitions of the terms in this Amendment shall be the same as the Original Agreements.

2. The “Original Agreements” in this Amendment shall collectively refer to the agreements currently effective between the Parties. The following documents are included in the Original Agreements:

i.	Basic Contract: Sales Transaction for Injector Product, dated May 23, 2005;
ii.	Basic Contract: Sales Transaction of Non-Sterilized Intraocular Lens, dated May 23, 2005;
iii.	Memorandum: Sales Transaction, dated January 28, 2009;
iv.	Basic Contract: Second Generation of Acrylic Preset Basic Agreement, dated January 28, 2009;
v.	Contract: Supply Agreement, dated January 28, 2009;
vi.	Memorandum: Sales Transaction for Injector, dated May 1, 2011;
vii.	Memorandum: Sales Transaction of Non-Sterilized Intraocular Lens, dated May 1, 2011;
viii.	Supplement and Amendment to Acrylic Preset Basic Agreements, dated August 24, 2012;
ix.	Assignment and Assumption Agreement, dated April 11, 2014; and
x.	Amendment, dated April 11, 2014.

3. Except as otherwise expressly provided in this Amendment, all of the rights, terms and provisions of the Original Agreements remain unmodified and continue in full force and effect.

以上、本変更契約の当事者は、本変更契約の冒頭に記載された日付において、本変更契約を締結し署名する。

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed on the date first above written.

株式会社ニデック

NIDEK CO., LTD.

By: ______________________

氏名: 松久恒夫

Name: Tsuneo Matsuhisa

役職: 専務取締役

Title: Senior Managing Director and Executive Manager

スター サージカル カンパニー

STAAR Surgical Company

By: ______________________

氏名:

Name:

役職:

Title: